UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 23, 2021

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA
Item 1.01    Entry into a Material Definitive Agreement
On March 23, 2021, Seacoast Banking Corporation of Florida, a Florida corporation (“Seacoast” or the “Company”), and Seacoast’s wholly-owned subsidiary, Seacoast National Bank, a national banking association (“SNB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Legacy Bank of Florida, a Florida chartered bank (“Legacy”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Seacoast will acquire Legacy pursuant to the merger of Legacy with and into SNB (the “Merger”), with SNB surviving the Merger as the surviving bank.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the Board of Directors of Seacoast and Legacy, upon completion of the Merger, each outstanding share of Legacy common stock will be converted into the right to receive 0.1703 (the “Exchange Ratio”) of a share of Seacoast common stock, subject to the payment of cash in lieu of fractional shares (the “Merger Consideration”). In the event that Legacy’s consolidated tangible shareholders’ equity is less than Legacy’s target consolidated tangible shareholders’ equity (defined in the Merger Agreement as $58.2 million, less the impact of after-tax permitted expenses including (i) those reasonable expenses incurred in connection with the Merger and (ii) the fee payable to Legacy’s financial advisor) and Legacy’s general allowance for loan and lease losses is less than 0.75% of total loans and leases outstanding (excluding loans originated under the Paycheck Protection Program (“PPP”)), then Seacoast shall have the option to adjust the Merger Consideration downward by an amount that is reflective of the overall shortfall between Legacy’s target consolidated tangible shareholders’ equity and Legacy’s consolidated tangible shareholders’ equity.

At the effective time of the Merger, each Legacy option shall automatically cease to be outstanding, and, in consideration therefor, Seacoast shall grant to each holder of Legacy options, as of the effective time, an option to purchase shares of Seacoast common stock pursuant to either the 2013 or 2021 Seacoast Incentive Plan (each, a “Substitute Seacoast Option”), on the same terms and conditions as applicable to each such Legacy option as in effect immediately prior to the effective time, except that (A) the number of shares of Seacoast common stock subject to such Substitute Seacoast Option shall equal the product of (x) the number of shares of Legacy common stock subject to such Legacy option immediately prior to the effective Time, multiplied by (y) the Exchange Ratio, rounded down to the nearest whole share, and (B) the per share exercise price for the shares of Seacoast common stock issuable upon exercise of such Substitute Seacoast Option shall equal the quotient determined by dividing (x) the exercise price per share of Legacy common stock at which such Legacy option was exercisable immediately prior to the effective time by (y) the Exchange Ratio, rounded up to the nearest whole cent. Each outstanding share of Seacoast common stock will remain outstanding and be unaffected by the Merger.

The Merger Agreement contains customary representations and warranties from both Seacoast and Legacy and each have agreed to customary covenants, including, among others, covenants on the part of Legacy relating to: (1) the conduct of Legacy’s businesses during the interim period between the execution of the Merger Agreement and the completion of the Merger, (2) Legacy’s obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger Agreement, and (3) subject to certain exceptions, the recommendation by the Board of Directors of Legacy in favor of the approval by its shareholders of the Merger Agreement and the transactions contemplated thereby (including the Merger). Legacy has also agreed not to, and to cause its directors, officers, employees and representatives and affiliates not to, (1) initiate, solicit, encourage or knowingly facilitate inquiries or proposals with respect to any acquisition proposal, (2) engage or participate in any negotiations concerning, or with, any person relating to, any acquisition proposal or (3) subject to certain exceptions, provide any confidential or nonpublic information or data to, or have or participate in any discussions with any person relating to any acquisition proposal.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) adoption of the Merger Agreement by Legacy’s shareholders, (2) required regulatory consents shall have been obtained or made and be in full force and effect and all waiting periods required by law shall have expired and such required regulatory consents shall not be subject to any condition or consequence that would, after the effective time of the

Merger, have a material adverse effect on Seacoast or any of its subsidiaries, including Legacy, (3) the absence of any order issued by any governmental authority preventing the consummation of the Merger and the absence of any law or order enacted, entered, promulgated or enforced by any governmental entity that prohibits, restrains or makes illegal the consummation of the Merger, (4) the effectiveness of the registration statement for the Seacoast common stock to be issued in the Merger and (5) the approval for listing of the Seacoast common stock to be issued in the Merger on NASDAQ.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (2) performance in all material respects by the other party of its obligations under the Merger Agreement, (3) corporate authorization, and (4) since the date of the Merger Agreement, no fact, circumstance or event has occurred or is reasonably likely to have a material adverse effect.

In addition, Seacoast’s obligation to complete the Merger is subject to the satisfaction of certain conditions by Legacy, including (1) the receipt of all consents required as a result of the Merger pursuant to certain contracts, (2) the holders of no more than 5% of Legacy common stock shall have exercised their dissenters’ rights, (3) receipt by Seacoast of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended, (4) Seacoast’s receipt of executed claims letters and restrictive covenant agreements by certain officers and/or directors of Legacy, (5) Legacy’s consolidated tangible shareholders’ equity must be not less than $58,200,000 and Legacy’s general allowance for loan and lease losses must not be less than 0.75% of total loans and leases outstanding (excluding PPP loans), (6) the termination by Legacy of all outstanding equity awards and the termination by the Legacy board of directors and shareholders of the Legacy stock plans, (7) if required, the shareholders of Legacy will have voted in a manner that satisfies the stockholder approval requirements for exemption under Section 280G of the Internal Revenue Code for the right of certain disqualified individuals to receive or retain certain payments and benefits, (8) the receipt of a non-foreign affidavit and (9) the acceleration, vesting and termination of all Legacy options.

The Merger Agreement provides certain termination rights for both Seacoast and Legacy and further provides that a termination fee of $4,600,000 will be payable by Legacy upon termination of the Merger Agreement under certain circumstances, including if its board of directors withdraws, qualifies or modifies its recommendation that the Legacy shareholders approve the merger agreement in a manner adverse to Seacoast or has resolved to take such action.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference thereto. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and shareholders with information regarding its terms. It is not intended to provide any other financial information about Seacoast, Legacy, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of Seacoast, Legacy or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Seacoast.

Important Information for Investors and Shareholders
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Seacoast will file with the SEC a registration statement on Form S-4 containing a proxy statement of Legacy and prospectus of Seacoast, and Seacoast will file other documents with respect to the proposed merger. A definitive proxy statement/prospectus will be mailed to shareholders of Legacy. INVESTORS

AND SHAREHOLDERS OF SEACOAST AND LEGACY ARE URGED TO READ THE ENTIRE PROXY STATEMENT/ PROSPECTUS AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/ PROSPECTUS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain free copies of the registration statement and proxy statements/prospectus (when available) and other documents filed with the SEC by Seacoast through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Seacoast will be available free of charge on Seacoast’s internet website or by contacting Seacoast’s Investor Relations at (772) 288-6085.
Legacy, its directors and executive officers and other members of management and employees may be considered participants in the solicitation of proxies in connection with the proposed merger. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Cautionary Notice Regarding Forward-Looking Statements
This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. These statements are subject to numerous risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: failure to obtain the approval of shareholders of Legacy in connection with the merger; the timing to consummate the proposed merger; changes in Seacoast’s share price before closing; the risk that a condition to closing of the proposed merger may not be satisfied; the risk that a regulatory approval that may be required for the proposed merger is not obtained or is obtained subject to conditions that are not anticipated; the parties' ability to achieve the synergies and value creation contemplated by the proposed merger; the parties' ability to promptly and effectively integrate the businesses of Seacoast and Legacy, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; the diversion of management time on issues related to the merger; the failure to consummate or any delay in consummating the merger for other reasons; changes in laws or regulations; the risks of customer and employee loss and business disruption, including, without limitation, as the result of difficulties in maintaining relationships with employees; increased competitive pressures and solicitations of customers and employees by competitors; the difficulties and risks inherent with entering new markets; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Seacoast and Legacy and the proposed transaction and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Seacoast's most recent Form 10-K report, Form 10-Q report and to Seacoast's most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Seacoast or Legacy.

Item 9.01    Financial Statements and Exhibits

    (c)     Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of March 23, 2021, by and among Seacoast Banking Corporation of Florida, Seacoast National Bank and Legacy Bank of Florida
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: March 26, 2021	/s/ Tracey L. Dexter
Tracey L. Dexter
Chief Financial Officer